FORM 8-K




                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  January 12, 1997


                           THC HOMECARE, INC.
          (Exact name of registrant as specified in its charter)


  Utah                             1-11534               48-1092064
(State or other jurisdiction of   (Commission          (I.R.S. Employer
incorporation or organization)    File Number)         Identification No.)


3261 S. Highland Drive, Suite 613, Las Vegas, Nevada     89109
(Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code: (702) 796-1016

                             Medmarco, Inc.
                    215 South State Street, Suite 535
                        Salt Lake City, Utah 84111
     (Former name and former address, if changed since last report)
                 INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

        On January 12, 1997, Thomas O. Bushell resigned as a Director of THC Homecare, Inc., and as President and CEO of THC Homecare, Inc.

Item 7.  Financial Statements and Exhibits.

        Exhibits

                None.

                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THC HOMECARE, INC.



                                     By:  /s/ Larry Fuller
                                              Larry Fuller, President and CEO


Date:  March 31, 1997